EXHIBIT 10.8

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of November 8, 2011 (this “Agreement”), by and among the parties listed on the signature page hereto as a Lender (each an “Incremental Revolving Loan Lender” and collectively the “Incremental Revolving Loan Lenders”), RADNET MANAGEMENT, INC., a California corporation (the “Borrower”), RADNET, INC., a Delaware corporation (“Holdings”), CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER, as Guarantors (the “Guarantors”), and BARCLAYS BANK PLC (“Barclays Bank”), as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, reference is hereby made to the Credit and Guaranty Agreement, dated as of April 6, 2010 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among the Borrower, Holdings, the Guarantors, Barclays Bank, as Administrative Agent and Collateral Agent, the Lenders party thereto from time to time, Deutsche Bank Securities Inc. and General Electric Capital Corporation, as Co-Syndication Agents, and RBC Capital Markets1, as Documentation Agent;

WHEREAS, the Borrower has informed the Administrative Agent and the Incremental Revolving Loan Lenders that it intends to acquire (the “CML Acquisition”) all of the issued and outstanding equity interests of Raven Holdings U.S., Inc., a Delaware corporation, from CML Healthcare Inc., a corporation organized under the laws of the Province of Ontario (“CML”), pursuant to a stock purchase agreement (the “Stock Purchase Agreement”), dated as of November 8, 2011, by and between the Borrower and CML; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, Borrower may increase the existing Revolving Commitments by entering into one or more Joinder Agreements with the Incremental Revolving Loan Lenders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Each Incremental Revolving Loan Lender party hereto hereby agrees to commit to provide its respective Commitment as set forth on Schedule A annexed hereto, on the terms and subject to the conditions set forth below:

Each Incremental Revolving Loan Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder Agreement (this “Agreement”); (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes Administrative Agent and Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

Each Incremental Revolving Loan Lender hereby agrees to make its Commitment on the following terms and conditions:

1.
Incremental Revolving Commitment Termination Date.  The maturity date for the Incremental Revolving Loans shall be the earliest to occur of (i) the fifth anniversary of the Closing Date, (ii) the date the Revolving Commitments are permanently reduced to zero pursuant to Section 2.13(b) of the Credit Agreement and (iii) the date of the termination of the Revolving Commitments pursuant to Section 8.01 of the Credit Agreement.

2.	Applicable Margin.

i.	Base Rate Loans: The Applicable Margin for each Incremental Revolving Loan that is a Base Rate Loan shall mean, as of any date of determination, 3.25% per annum.

ii.	Eurodollar Rate Loans: The Applicable Margin for each Incremental Revolving Loan that is a Eurodollar Rate Loan shall mean, as of any date of determination, 4.25% per annum.

3.
Other Fees.  Borrower agrees to pay each Incremental Revolving Loan Lender its Pro Rata Share of an aggregate fee equal to 2.0% of such Incremental Revolving Loan Lender’s Commitment under this Agreement on November 8, 2011.

4.
Credit Agreement Governs. Except as set forth in this Agreement, Incremental Revolving Commitments and Incremental Revolving Loans shall otherwise be subject to the provisions of the Credit Agreement and the other Loan Documents.

5.
Conditions Precedent.  The effectiveness of this Agreement and the commitments of each Incremental Revolving Loan Lender hereunder are subject to the satisfaction of the following conditions on or prior to November 8, 2011 (the “Effective Date”):

i.
The Agents and the Incremental Revolving Loan Lenders shall have received the legal opinions of: Sheppard Mullin Richter & Hampton LLP and of Jeff Linden, general counsel to the Borrower, and other documents reasonably requested by Administrative Agent in connection with this Agreement (such opinions to be with respect to the Borrower only and not to any Guarantor and to be in form and substance reasonably satisfactory to the Administrative Agent);

ii.
The Administrative Agent shall have received an amendment to the Credit Agreement that will become effective simultaneously with this Agreement that will increase the Applicable Margin with respect to Revolving Loans thereunder to 3.25% with respect to Base Rate Loans and 4.25% with respect to Eurodollar Rate Loans;

iii.	The CML Acquisition shall have been consummated in accordance with the terms and conditions of the Stock Purchase Agreement;

iv.	Borrower shall have made any payments required pursuant to Section 2.18(c) of the Credit Agreement in connection with the Incremental Revolving Commitments;

v.
The representations and warranties contained in the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; provided, that to the extent any such representation or warranty is already qualified by materiality or material adverse effect, such representation or warranty shall be true and correct in all respects;

vi.	The certifications set forth in Section 6 hereof shall be true and correct as of the Effective Date; and

vii.
As of the Effective Date, the ratio of (i) Consolidated Total Secured Debt after giving effect to the Incremental Revolving Commitments to (ii) pro forma Consolidated Adjusted EBITDA for the latest twelve-month period for which financial statements are available as of the Effective Date shall be less than or equal to 3.25:1.00.

6.	Borrower’s Certifications. By its execution of this Agreement, the undersigned officer, to the best of his or her knowledge, and Borrower hereby certify that:

i.	No event has occurred and is continuing or would result from giving effect to the Incremental Revolving Commitments contemplated hereby that would constitute a Default or an Event of Default;

ii.
Holdings is in pro forma compliance with the financial tests described in Section 6.07 of the Credit Agreement as of the last day of the most recently ended Fiscal Quarter for which a Compliance Certificate has been delivered to the Administrative Agent pursuant to Section 5.01(c) of the Credit Agreement, after giving effect to the Incremental Revolving Commitments, including any acquisitions consummated with the proceeds of any Incremental Revolving Loans or dispositions after the beginning of the determination period but prior to or simultaneous with the borrowing of such Incremental Revolving Loans; and

iii.	Borrower has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement provides shall be performed or satisfied by it on or before the date hereof.

7.	Eligible Assignee. By its execution of this Agreement, each Incremental Revolving Loan Lender represents and warrants that it is an Eligible Assignee.

8.	Notice. For purposes of the Credit Agreement, the initial notice address of each Incremental Revolving Loan Lender shall be as set forth below its signature below.

9.
Non-US Lenders.  For each Incremental Revolving Loan Lender that is a Non-US Lender, delivered herewith to Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Incremental Revolving Loan Lender may be required to deliver to Administrative Agent pursuant to subsection 2.20(c) of the Credit Agreement.

10.
Recordation of the Incremental Revolving Loans.  Upon execution and delivery hereof, Administrative Agent will record the Incremental Revolving Loans made by Incremental Revolving Loan Lenders in the Register.

11.
Amendment, Modification and Waiver.  This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

12.
Entire Agreement.  This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

13.	GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

14.
Severability.  Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.  If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.

15.	Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

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1 RBC Capital Markets is the brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

BARCLAYS BANK PLC

By:__/s/ Diane Rolfe________________________
Name: Diane Rolfe
Title:  Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Radnet – Joinder Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:__/s/ Carin Keegan_______________________
Name: Carin Keegan
Title:  Director

By:__/s/ Erin Morrissey______________________
Name: Erin Morrissey
Title:  Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Radnet – Joinder Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION

By:__/s/ Andrew D. Moore___________________
Name: Andrew D. Moore
Title:  Duly Authorized Signatory

Notice Address:

Attention:
Telephone:
Facsimile:

[Radnet – Joinder Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

ROYAL BANK OF CANADA

By:__/s/ Dean Sas________________________
Name: Dean Sas
Title:  Authorized Signatory

Notice Address:

Attention:
Telephone:
Facsimile:

[Radnet – Joinder Agreement Signature Page]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of the date first written above.

Jefferies Finance LLC

By:__/s/ E. Joseph Hess______________________
Name: E. Joseph Hess
Title:  Managing Director

Notice Address:

Attention:
Telephone:
Facsimile:

[Radnet – Joinder Agreement Signature Page]

RADNET MANAGEMENT, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

BEVERLY RADIOLOGY MEDICAL GROUP III

By: Beverly Radiology Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

By: Breastlink Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

By: ProNet Imaging Medical Group, Inc., its general partner

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ADVANCED IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

BEVERLY RADIOLOGY MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

BREASTLINK MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

COMMUNITY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

DELAWARE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

DIAGNOSTICS IMAGING SERVICES, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

FRI, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

FRI II, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

IDE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

MID ROCKLAND IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

NEW JERSEY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PACIFIC IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PRONET IMAGING MEDICAL GROUP, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

QUESTAR IMAGING, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

QUESTAR LOS ALAMITOS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

QUESTAR VICTORILLE, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

RADIOLOGIX, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADIOLOGY AND NUCLEAR MEDICINE IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGED IMAGING SERVICES, INC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGEMENT I, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET MANAGEMENT II, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

RADNET SUB, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ROLLING OAKS IMAGING CORPORATION

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

ROLLING OAKS RADIOLOGY, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

SO CAL MR SITE MANAGEMENT, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

TREASURE COAST IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

VALLEY IMAGING PARTNERS, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

HEALTH DIAGNOSTICS OF NEW JERSEY, L.L.C.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

IMAGE MEDICAL CORPORATION

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ERAD, INC.

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

EAST BERGEN IMAGING, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

IMAGING ON CALL, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ADVANCED NA, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

ADVANCED RADIOLOGY, LLC

By: __/s/ Howard G. Berger, M.D._____________
Howard G. Berger, M.D., President

[Radnet – Joinder Agreement Signature Page]

Consented to by:

BARCLAYS BANK PLC
as Administrative Agent and Collateral Agent

By: __/s/ David Barton___________________________
Name: David Barton
Title: Director

[Radnet – Joinder Agreement Signature Page]

SCHEDULE A
TO JOINDER AGREEMENT

Name of Incremental Revolving Loan Lender	Type of Commitment	Amount
Barclays Bank PLC	Incremental Revolving Commitment		$5,000,000
Deutsche Bank Trust Company Americas	Incremental Revolving Commitment		$5,000,000
General Electric Capital Corporation	Incremental Revolving Commitment		$5,000,000
Royal Bank of Canada	Incremental Revolving Commitment		$5,000,000
Jefferies Finance LLC	Incremental Revolving Commitment		$1,250,000
		Total:	$21,250,000